ESSENTIAL 40 STOCK ETF

(Symbol: ESN)

Summary Prospectus October 18, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 18, 2024, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://essential40etf.com/#documents. You can also obtain these documents at no cost by calling 1-800-451-5493 or by sending an email request to info@kkmfinancial.com

Investment Objective. The primary investment objective of the Essential 40 Stock ETF (the “Fund”) is to seek to track, before fees and expenses, the performance of the Essential 40 Stock Index.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Total Other Expenses(1)	0.50%
Interest Expense	0.00%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and Expense Reimbursements	0.30%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursements(2)	0.70%
(1)	Estimated for the current fiscal year
(2)	Pursuant to an operating expense limitation agreement between KKM Financial LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 0.70% of the Fund’s average net assets through October 31, 2025. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement from the Fund for fees it waived and Fund expenses it paid, subject to the limitation that:
(1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.
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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$72	$290

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ”turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund has only recently commenced operations.

Principal Investment Strategies. The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that comprise the Essential 40 Stock Index™ (the “Index”), which measures the investment return of the equity securities of forty blue-chip U.S companies. Generally, the Adviser anticipates that the Fund will hold all forty of the securities that comprise the Index in proportion to their weightings in the Index. Under certain circumstances, however, the Fund may purchase a sample of securities in the Index if it is not possible or practicable to replicate the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index, or utilize various combinations of other available investment techniques. The circumstances that would cause the Adviser to hold a representative sampling of the Index include, but are not limited to, the following circumstances: the Fund may sell securities that are represented in the Index in anticipation of their removal from the Index; the Fund may purchase securities not represented in the Index in anticipation of their addition to the Index; or there may be corporate actions resulting in a cash take-over or bankruptcy which are examples of events that would cause the Adviser to sell a security. The Fund may also temporarily invest in securities not included in the Index that are expected to be correlated with the securities included in the Index. To manage risk, the Fund may also invest in S&P 500 futures and options when the Adviser determines that such investments would benefit the Fund. The Fund will normally limit its investment in S&P 500 futures and options to 5% or less of its net assets, although it can invest up to 20% of its net assets in such instruments.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Adviser, however, reserves the ability to underweight or overweight stocks in the Index or to utilize S&P 500 futures or options to manage risk as it deems necessary.

The Index is an index created by FSH Trading, LLC (“FSH”) and is calculated and distributed by Solactive AG. The Index is an index of companies providing goods and services that are, in the view of FSH, essential to the American economy and way of life. The Index has 40 components that are selected by a committee within FSH, using a qualitative approach to determine which companies, in the view of the committee, are irreplaceable and too essential to fail. At its inception on December 31, 2013, the Index was constructed as equally weighted, and the component weightings fluctuate going forward based on return performance alone. The Index, however, is rebalanced annually on the second calendar Monday of January. In the event that the NYSE, NASDAQ or AMEX are closed on that day, rebalancing occurs on the following business day. Each component of the Index is weighted equally at 2.5% when rebalanced but again may fluctuate as a result of individual stock performance until it is rebalanced again. The committee seeks to have the Index diversified across sectors and industries and seeks only to make changes to the Index components as the American economy evolves or market events and corporate actions necessitate.

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Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The following summarizes the principal risks of investing in the Fund.

•	Equity Securities Risk. The Fund invests in common stock, which subjects the Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
•	ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:
o	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.
o	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NASDAQ (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
▪	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
▪	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
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▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
▪	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.
•	Futures Risk. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results.
•	Large-Capitalization Securities Risk. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.
•	Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value. Given the Fund is going to attempt to tract the Index, the Fund does not follow traditional methods of active investment management.
•	Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different region or financial market. Securities in the Fund’s portfolio may underperform due to inflation
(or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.
•	Options Risk. When the Fund purchases an option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. The Fund may also be exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.
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Performance. On October 18, 2024, the Fund acquired the assets and assumed the liabilities of the Essential 40 Stock Fund, a series of the Trust (the “Predecessor Fund”), in a reorganization (the “Reorganization”). As a result of the Reorganization, the Fund adopted the performance and financial history of the Class I shares of the Predecessor Fund. The performance information provided below is that of the Class I shares of the Predecessor Fund. The Fund has the same investment objective and strategies as the Predecessor Fund. Updated performance information will be available at no cost by calling the Fund toll-free at 1-800-451-5493.

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Predecessor Fund’s Class I shares as of June 30, 2024 was 7.33%.

During the period shown in the bar chart, the best performance for a quarter was 15.96% (for the quarter ended June 30, 2020). The worst performance was -22.63% (for the quarter ended March 31, 2020).

Average Annual Total Returns for the periods ended December 31, 2023

	One Year	Five Year	Life of the Fund*
Essential 40 Stock ETF
Return Before Taxes	23.91%	13.04%	6.57%
Return After Taxes on Distributions	23.17%	11.72%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	14.66%	10.30%	5.18%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.92%
S&P 500 Equal Weight Total Return Index (reflects no deduction for fees, expenses or taxes)	13.87%	13.77%	10.14%
Essential 40 Stock Index Total Return (reflects no deduction for fees, expenses or taxes)	24.90%	13.83%	13.11%
*	Class I shares of the Predecessor Fund commenced operations on June 11, 2014.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

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The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

The S&P 500 Equal Weight Total Return Index is a stock market index that tracks the performance of the 500 largest companies in the United States, with each stock equally weighted regardless of market capitalization. The index is reviewed quarterly. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

The Essential 40 Stock Index Total Return is a gross total return index of FSH Trading, LLC (“FSH”). The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Investment Adviser. KKM Financial LLC serves as the Fund’s investment adviser.

Portfolio Manager. The following individuals serve as the Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Fund since
Jeff Kilburg	Founder and CEO of the Adviser since 2012	June 2014
Dan Deming	Managing Director	December 2017

Purchase and Sale of Fund Shares. The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Because Shares are listed for trading on the Exchange and trade at market prices rather than NAV, Shares may trade at a price that is greater than, at, or less than, NAV. Investors may incur costs attributable to the differences between the highest price a buyer is willing to pay to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, premiums and discounts, and bid-ask spreads, is available online at www.Essential40etf.com.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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